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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): September 3, 1998


                          ATLANTIC DATA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         MASSACHUSETTS                     0-24193                04-2696393
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


          ONE BATTERYMARCH PARK
          QUINCY, MASSACHUSETTS                                     02169
 (Address of principal executive offices)                         (Zip Code)

                                 (617) 770-3333
              (Registrant's telephone number, including area code)


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ITEM 4            CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On September 3, 1998, Atlantic Data Services, Inc. (the "Company") engaged PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending March 31, 1999 and dismissed Ernst & Young LLP ("E&Y") effective immediately. This action was taken upon the unanimous approval of the Audit Committee of the Board of Directors.

                  During the last two most recent fiscal years ended March 31, 1997 and March 31, 1998, respectively, and the subsequent interim period, there were no disagreements between the Company and E&Y on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. During the last two most recent fiscal years ended March 31, 1997 and March 31, 1998, respectively, and the subsequent interim period, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K. The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  The Company has not consulted PricewaterhouseCoopers LLP regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the Company's last two most recent fiscal years or during the most recent interim period.

                  The Company has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 10, 1998 is filed as Exhibit 16 to this Form 8-K.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (c)  Exhibits

                  Exhibit No.       Description

                  16 Letter dated September 10, 1998 from Ernst & Young LLP regarding change in certifying accountant.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 10, 1998              ATLANTIC DATA SERVICES, INC.


                                        By: /s/ Paul K. McGrath
                                            ---------------------------------
                                            Paul K. McGrath
                                            Senior Vice President and Chief
                                            Financial Officer (Principal
                                            Financial and Accounting Officer)




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                                  EXHIBIT INDEX

                                                                            Page

16       Letter dated September 10, 1998 from Ernst & Young LLP regarding    5
         change in certifying accountant.